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                          Vanguard(R) Bond Index Funds
                     Vanguard(R) Short-Term Bond Index Fund
                  Vanguard(R) Long-Term Bond Market Index Fund
                Supplement to the Prospectus Dated August 9, 2002

Fund Manager
Effective October 1, 2002, Christopher W. Alwine, CFA, Principal of Vanguard, has assumed the role of Fund manager for Vanguard Short-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund. Mr. Alwine has worked in investment management for Vanguard since 1991, managing portfolio investments since 1996. Mr. Alwine previously served as manager for these Funds from 1998 through 1999. Mr. Alwine earned his B.B.A. at Temple University and his M.S. at Drexel University.
         The Funds' investment objectives, strategies, and policies remain unchanged.





(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS84 102002